UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 13, 2000

                               DTI HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Missouri
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                (State or other jurisdiction of incorporation)

                                    333-50049
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                            (Commission File Number)

                                   43-1828147
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                        (IRS Employer Identification No.)


          8112 Maryland Ave., 4th Floor, St. Louis, Missouri 63105
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          (Address of Principal Executive Office)          (Zip Code)

               Registrant's telephone number, including area code:
                                 (314) 880-1800

Item 1.  Changes in Control of Registrant

     The registrant announced today that Richard Weinstein, the founder, president and chief executive officer of the Company, has entered into a conditional agreement to sell 31 percent of the fully diluted shares of common stock of the Company that he owns to KLT Telecom, Inc. which has owned 47 percent of the fully diluted shares of common stock of the Company since 1997. Under the agreement, Mr. Weinstein would also grant to KLT a 5-year option to buy the remaining shares held by him.

     The press release announcing the transaction is filed herewith as Exhibit 99 and is incorporated herein by reference.



Item 7.  Exhibits.


Exhibit No.    Description of Exhibit
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99             Press Release dated September 27, 2000

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DTI HOLDINGS, INC.

Date: September 27, 2000                By:   /s/ GARY W. DOUGLASS
                                          --------------------------------------
                                           Gary W. Douglass
                                           Senior Vice President
                                             and Chief Financial Officer